Net Financial Income and Costs (Tables)	12 Months Ended
Dec. 31, 2017
Net Financial Income and Costs
Schedule of net financial income and costs

	For the year ended December 31,
	2015	2016	2017
Financial income
Financial income	35	205	998

Total financial income	35	205	998

Financial costs
Amortization of deferred loan issuance costs	4,398	11,252	6,180
Interest expense on loans	30,823	37,284	46,486
Commitment fees	14	674	632
Other financial costs	270	369	304

Total financial costs	35,505	49,579	53,602